                                                                  Exhibit 10(ak)

            NEITHER THIS WARRANT NOR THE UNITS OF LIMITED PARTNERSHIP INTEREST ISSUABLE ON EXERCISE OF THIS WARRANT MAY BE TRANSFERRED EXCEPT IN A TRANSACTION REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR WHICH IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THAT ACT.

            VOID AFTER 5:00 P.M., NEW YORK TIME, ON DECEMBER 12, 2004

No. W-002                                                        125,000 UNITS

                            WARRANT TO PURCHASE UNITS
                                       OF
                          LIMITED PARTNERSHIP INTEREST
                                       OF
                      AMERICAN REAL ESTATE INVESTMENT, L.P

      This certifies that David McBride, or registered assigns, (the "Warrant Holder") is entitled to purchase from American Real Estate Investment, L.P. (the "Operating Partnership"), a Delaware limited partnership, at any time before 5:00 P.M., New York City time, on the Expiration Date described in paragraph 1.01(e), the number of units of limited partnership interest in the Operating Partnership ("OP Units") stated above at the Exercise Price described in Section 1.01(d). The Exercise Price and the number and nature of the Warrant Units (as defined below) which may be purchased on exercise of this Warrant are subject to adjustment as provided in Article III.

                                    ARTICLE I

                                   Definitions

      Section 1.01. A. The term "Business Day" means a day other than a Saturday, Sunday or other day on which banks in the State of New York are authorized by law to remain closed.

            (b) The term "Common Stock" means the Company's shares of common stock, par value $.001 per share.

            (c) The term "Company" means American Real Estate Investment Corporation, the sole general partner of the Operating Partnership.

            (d) The term "Exercise Price" means $11.00 per unit, as that price may be adjusted from time to time as provided in Article III.

            (e) The term "Expiration Date" means December 12, 2004.

            (f) The term "General Partner" means the Company.

            (g) The term "Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as may be amended from time to time.

            (h) The term "Warrant Holder" means the person or entity named above or any person or entity in whose name this Warrant is registered on the books of the Operating Partnership.

            (i) The term "Warrants" means this Warrant and all warrants of like tenor, together evidencing the right to purchase a total of 125,000 OP Units.

            (j) The term "Warrant Units" means the OP Units or other securities deliverable upon exercise of the Warrants.

                                   ARTICLE II

                        Duration and Exercise of Warrant

      Section 2.01. This Warrant may be exercised at any time before 5:00 P.M., New York City time, on the Expiration Date. Each exercise of this Warrant must be as to at least 5,000 Warrant Units (or such lesser number of Warrant Units as is all the Warrant Units which may be purchased by exercising this Warrant). If this Warrant is not exercised at or before 5:00 P.M., New York City time, on the Expiration Date, it will become void and neither the Warrant Holder nor any other person will have any rights under this Warrant.

      Section 2.02. (a) To exercise this Warrant in whole or in part, the Warrant Holder must surrender this Warrant, with the subscription form (the "Subscription Form") on it duly executed, to the Operating Partnership at its principal office accompanied by a certified or official bank check payable to the order of the Operating Partnership in an amount equal to the Exercise Price for the Warrant Units as to which this Warrant is being exercised.

            (b) When the Operating Partnership receives this Warrant with the Subscription Form duly executed and accompanied by (1) payment of the full Exercise Price for the Warrant Units as to which this Warrant is being exercised and (2) if the issuance of the Warrant Units has not been registered under the Securities Act of 1933, as amended, (the "Securities Act") a statement that the Warrant Holder will be acquiring the Warrant Units for investment and not with a view to their resale or distribution (or other evidence reasonably satisfactory to the Operating Partnership that the issuance of the Warrant Units to the Warrant Holder will be exempt from the registration requirements of the Securities Act), except in accordance with the registration requirements under the Securities Act, the Operating Partnership will amend the books and records of the Operating Partnership and prepare an amendment to its Partnership Agreement (including Exhibit A thereto) to reflect the issuance of OP Units (and other securities, if any) as to which this Warrant is being exercised.

            (c) If the Warrant Holder exercises this Warrant with respect to fewer than all the Warrant Units to which it relates, the Operating Partnership will execute a new Warrant for the balance of the Warrant Units that may be purchased upon exercise of this Warrant and deliver that new Warrant to the Warrant Holder.

            (d) The Operating Partnership will pay any issuance, transfer or similar taxes which may be payable in respect of the issuance of Warrant Units or in respect of the issuance of a new Warrant if this Warrant is exercised as to fewer than all the Warrant Units to which it relates. The Operating Partnership will not, however, be required to pay any transfer tax which becomes payable because Warrant Units or a new Warrant are to be registered in a name other than that of the Warrant Holder, and the Operating Partnership will not be required to issue any Warrant Units or to issue a new Warrant registered in a name other than that of the Warrant Holder until the Operating Partnership receives either evidence that any applicable transfer taxes have been paid or funds with which to pay those taxes.

            (e) If when the Warrant Holder delivers the Subscription Form, the Warrant Holder notifies the Operating Partnership that the Warrant Holder believes the purchase of the Warrant Units as to which this Warrant is being exercised must be preceded by a notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), or if upon receiving the Subscription Form the Operating Partnership notifies the Warrant Holder that the Operating Partnership believes such a notification is required, (i) unless the Warrant Holder and the Operating Partnership subsequently agree that notification under the HSR Act is not required, the Warrant Holder and the Operating Partnership each will, as promptly as practicable, make the filing it is required (or that one of the parties believes it is required) to make under the HSR Act with regard to the issuance of the Warrant Units as to which this Warrant is being exercised, and each of them will take all reasonable steps within its control (including providing information to the Federal Trade Commission and the Department of Justice) to cause the waiting periods required by the HSR Act to be terminated or to expire as promptly as practicable, (ii) the Warrant Holder and the Operating Partnership will cooperate in all other respects to assist the other of them in making its filing under the HSR Act,
(iii) the Operating Partnership will not issue the Warrant Units as to which this Warrant is exercised until the waiting periods under the HSR Act are terminated or expire, and (iv) if the waiting periods under the HSR Act are not terminated or do not expire within 60 days after the Warrant Holder delivers the Subscription

Form to the Operating Partnership, the Warrant Holder will have the option to rescind the exercise of this Warrant at any time between the expiration of the 60 day period and the day the waiting periods under the HSR Act are terminated or expire, in which case the Operating Partnership will promptly return to the Warrant Holder the amount the Warrant Holder had paid to the Operating Partnership as the Exercise Price of this Warrant, without interest.

                                   ARTICLE III

                        Adjustment of Warrant Securities
                                and Warrant Price

      Section 3.01. The Exercise Price and the OP Units or other securities issuable on exercise of this Warrant are subject to adjustment as follows:

            (a) If, after the date the Warrants are first issued, the Operating Partnership (i) makes a distribution on the OP Units, (ii) subdivides the outstanding OP Units into a greater number of units, or (iii) combines the outstanding OP Units into a lesser number of units, in each such case, the Exercise Price in effect at the record date for the distribution or the effective date of the subdivision or combination will be adjusted so that upon exercise of this Warrant after the record date or effective date with respect to a specified number of Warrant Units, the Warrant Holder will receive the number and kind of units which the Warrant Holder would have owned if the Warrant Holder had exercised this Warrant with respect to that number of Warrant Units immediately before the first of those events and retained all the units and other securities which the Warrant Holder received as a result of each of those events.

            (b) If, after the date the Warrants are first issued, the Operating Partnership fixes a record date for the issuance (or issues without fixing a record date) to the holders of OP Units of rights, options or warrants to subscribe for or purchase OP Units, or securities which are convertible into or exchangeable for OP Units, at an exercise, conversion or exchange price per unit less than the Exercise Price in effect on the record date (or on the date of issuance, if there is no record date), the Exercise Price will be adjusted by multiplying the Exercise Price in effect immediately prior to that record date (or issuance date) by a fraction, (i) the numerator of which will be equal to the sum of (A) the number of OP Units outstanding on that record date (or issuance date) plus (B) the number of OP Units which the aggregate exercise, conversion or exchange price would purchase at that Exercise Price, and (ii) the denominator of which is the number of OP Units outstanding on that record date (or issuance date) plus the number of additional OP Units which the Operating Partnership would be required to issue upon exercise, conversion or exchange of all the rights, options, warrants or convertible or exchangeable securities. Each adjustment will become effective at the close of business on the record date for issuance of the rights, options, warrants or convertible or exchangeable securities (or the date of issuance, if there is no record date). For the purposes of this paragraph 3.01(b), the exercise, conversion or exchange price of rights, options, warrants or convertible or exchangeable securities will include any consideration the holders of the OP Units are required to pay in order to receive the rights, options, warrants or convertible or exchangeable securities, as well as any consideration the holders are required to pay upon exercise, conversion or exchange (other than surrender of the securities being exercised, converted or exchanged). If the right to exercise any rights, options or warrants, or to convert or exchange any convertible or exchangeable securities, the issuance of which results in an adjustment under this paragraph 3.01(b), expires in whole or in part without being exercised, when that occurs, the Exercise Price will be readjusted as though the rights, options, warrants or convertible or exchangeable securities which were not exercised, converted or exchanged had not been issued. However, no readjustment will affect any exercise of this Warrant which takes place before the readjustment.

            (c) If, after the date Warrants are first issued, the Operating Partnership distributes to the holders of OP Units any cash (other than a regular quarterly cash distribution), evidences of indebtedness or other assets (other than distributions to which paragraph 3.01(a) applies), in each such case, the Exercise Price will be adjusted by subtracting from the Exercise Price in effect immediately prior to the record date for the determination of unitholders entitled to receive the distribution the value of the cash, evidences of indebtedness or other assets to be distributed with respect to an OP Unit. Each adjustment under this paragraph will be effective at the close of business on the record date for the determination of unitholders entitled to receive the distribution which results in the adjustment. The value of evidences of indebtedness or other assets will be their fair market value as determined in good faith by the Board of Directors of the General Partner.

            (d) If, after the Warrants are first issued, there is a reclassification or change of outstanding OP Units (other than a change as a result of a subdivision or combination to which paragraph 3.01(a) applies) or a merger or consolidation of the Operating Partnership with any other entity that results in a reclassification, change, conversion, exchange or cancellation of outstanding OP Units, or a sale or transfer of all or substantially all the assets of the Operating Partnership and distribution of all or a portion of the proceeds of that sale or transfer, upon any subsequent exercise of this Warrant as to a specified number of Warrant Units, the Warrant Holder will be entitled to receive the kind and amount of securities, cash and other property which the Warrant Holder would have received if the Warrant Holder had exercised this Warrant as to that number of Warrant Units immediately before the first of those events and had retained all the securities, cash and other assets received as a result of these events.

            (e) If all or part of the consideration for, or payable on exercise, conversion or exchange of, any OP Units, rights, options, warrants or convertible or exchangeable securities is other than cash, for the purposes of this Section 3.01, the non-cash consideration will be valued at its fair market value as determined in good faith by the Board of Directors of the General Partner.

            (f) If the exercise price of any rights, options or warrants, or the conversion or exchange price of any convertible or exchangeable securities, is changed, on the day the change becomes effective, the Operating Partnership will be treated for the purposes of the Warrants as having (i) cancelled the outstanding rights, options, warrants or convertible or exchangeable securities which were exercisable, convertible or exchangeable at the prior price and (ii) issued new rights, options, warrants or convertible or exchangeable securities which are exercisable, convertible or exchangeable at the new price.

            (g) No adjustment in the Exercise Price will be required if the adjustment is less than $.01 per Warrant Unit. However, any adjustments which are not made because of this paragraph 3.01(g) will be carried forward and taken into account in any subsequent adjustments. All calculations under this Section
3.01 will be made to the nearest cent or to the nearest whole unit, as the case may be.

            (h) Upon each adjustment of the Exercise Price under in this Section 3.01, the number of Warrant Units which will be issued upon exercise of this Warrant will be adjusted so that (i) if this Warrant is exercised in full, the Warrant Holder will receive (A) the number of Warrant Units the Warrant Holder would receive by exercising this Warrant in full immediately before the adjustment, times (B) the Exercise Price in effect immediately before the adjustment, divided by (C) the Exercise Price in effect after the adjustment, and (ii) if this Warrant is exercised only in part, the Warrant Holder will receive the fraction of the number of Warrant Units the Warrant Holder would have received if it had exercised this Warrant in full of which the numerator is the number of Warrant Units as to which this Warrant is exercised and the denominator is the total number of Warrant Units issuable on exercise of this Warrant.

            (i) If any adjustment in the Exercise Price or in the number of units or type of securities to be issued upon exercise of this Warrant becomes effective as of a record date for a specified event, and this Warrant is exercised between that record date and the date the event occurs, the Operating Partnership may elect to defer, until the event occurs, issuing to the Warrant Holder the OP Units or other securities to which the Warrant Holder is entitled solely by reason of that event. However, if the Operating Partnership does that, when this Warrant is exercised, the Operating Partnership will deliver to the Warrant Holder a due bill or other instrument evidencing the Warrant Holder's right to receive the additional units or other securities upon occurrence of the event.

      Section 3.02. Whenever the Warrant Price or the Warrant Units are adjusted as provided in this Article, the Operating Partnership will send to the Warrant Holder a certificate signed by its principal accounting officer setting forth the adjusted Warrant Price, the adjusted number of Warrant Units and the date the adjustment became effective, and containing a brief description of the events which caused the adjustment.

      Section 3.03. If at any time after the Warrants are first issued:

            (a) the Operating Partnership declares a distribution on the OP Units, other than a regular quarterly distribution payable in cash; or

            (b) the Operating Partnership authorizes the granting to the holders of OP Units of rights to subscribe for or purchase any units of any class or any other securities; or

            (c) there is any reclassification of the OP Units (other than a subdivision or combination of the outstanding OP Units), or any consolidation or merger to which the Operating Partnership is a party and for which approval of the holders of the OP Units is required, or a sale or transfer of all or substantially all the assets of the Operating Partnership; or

            (d) there is a voluntary or involuntary dissolution, liquidation or winding up of the Operating Partnership;

in each case, the Operating Partnership will mail to the Warrant Holder at least 20 days before the applicable record date a notice stating (i) the record date for the distribution or rights, or, if there will not be a record date, the date as of which the holders of record of OP Units who will be entitled to the distribution or rights will be determined, or (ii) the date on which the reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected the holders of record of OP Units who will be entitled to receive securities or other property with respect to their OP Units as a result of the reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up will be determined. Failure to give any notice or any defect in the notice will not affect the validity of the action which should have been the subject of the notice.

      Section 3.04. The form of Warrant need not be changed because of any change in the Warrant Price or in the number of Warrant Units which may be purchased by exercising Warrants and Warrants issued after the change may state the same Warrant Price and the same number of Warrant Units as are stated in Warrants issued before the change. However, the Operating Partnership may at any time make any change in the form of Warrant that it deems appropriate to reflect a change in the Warrant Price or in the Warrant Units which may be purchased by exercising Warrants (provided the change in the form of Warrant does not otherwise affect the substance of the Warrant), and any Warrant issued after the form of Warrant is changed may be in the changed form.

                                   ARTICLE IV

                          Other Provisions Relating to
                            Rights of Warrant Holder

      Section 4.01. The Warrant Holder will not, as such, be entitled to vote, to receive distributions or to have any other of the rights of a limited partner of the Operating Partnership, except that after this Warrant is exercised in accordance with the terms of this Warrant the persons in whose names the Warrant Units purchased through exercise of this Warrant are to be issued will be deemed to become the holders of record of those Warrant Units for all purposes even if certificates representing those Warrant Units are not issued.

      Section 4.02. All OP Units issued on exercise of this Warrant will, when they are issued, be validly issued, fully paid, nonassessable and free of preemptive rights.

      Section 4.03. The Operating Partnership will not be required to issue any fraction of a unit upon exercise of this Warrant. In any case in which the Warrant Holder would, except for the provisions of this Section 4.03, be entitled to receive a fraction of a unit upon exercise of this Warrant, the Operating Partnership will, upon exercise of this Warrant, issue the maximum number of whole units it is required to issue, and the Operating Partnership will pay the Warrant Holder cash in lieu of the fraction of a unit based upon the last sale price (or if there is none, the mean of the high bid and low asked prices) of the OP Units for which such fraction of a unit would be exchangeable on the day this Warrant is exercised.

      Section 4.04. The Operating Partnership will maintain a Warrant Register in which the name and address of each registered holder of Warrants will be recorded.

      Section 4.05. Notices or other communications to the Warrant Holder will be deemed given by the Operating Partnership on the day on which they are delivered to the Warrant Holder, or on the third Business Day after the day on which they are sent by first class mail addressed to the Warrant Holder at the Warrant Holder's last known address shown on the Warrant Register maintained by the Operating Partnership.

      Section 4.06. Prior to due presentment for registration of transfer of this Warrant, the Operating Partnership may treat the Warrant Holder as the absolute owner of this Warrant for all purposes, including for the purpose of determining the persons entitled to exercise this Warrant, despite any notice to the contrary.

                                    ARTICLE V

                              Transfer of Warrants

      Section 5.01. This Warrant may not be sold, transferred, assigned, or hypothecated until one year after December 12, 1997, except that this Warrant or such OP Units or other securities may be transferred, in whole or in part, prior to such time to (i) one or more officers or partners of the Warrant Holder (or officers or partners of any such partner); (ii) a successor to the Warrant Holder (or the officers or partners of such a successor); (iii) a purchaser of substantially all the assets of the Warrant Holder; or (iv) any other person who becomes the owner of this Warrant by operation of law. At no time will this Warrant be transferred except in a transaction registered under the Securities Act or which is exempt from the registration requirements of that Act.

      Section 5.02. Upon surrender of this Warrant to the Operating Partnership at its principal office with the Form of Assignment (or another instrument of assignment) duly executed and accompanied by (i) evidence that any transfer tax has been paid, or funds sufficient to pay any transfer tax, and (ii) evidence reasonably satisfactory to the Operating Partnership that the proposed assignment will not violate Section 5.01, the Operating Partnership will, without charge, execute and deliver a new Warrant registered in the name of the assignee named in the Form of Assignment (or other instrument of assignment) and will promptly cancel this Warrant. This Warrant may be divided or combined with other Warrants by surrender of this Warrant and any other Warrants with which it is to be combined at the principal office of the Operating Partnership together with a written notice, signed by the Warrant Holder, specifying the names and denominations in which new Warrants are to be issued.

      Section 5.03. Upon receipt by the Operating Partnership of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, or (in the case of mutilation) upon surrender of this Warrant, the Operating Partnership will execute and deliver a new Warrant relating to the same number of Warrant Units as this Warrant and the lost, stolen, destroyed or mutilated Warrant will become void. Any new Warrant executed and delivered in accordance with this Section 5.03 will constitute an additional contractual obligation of the Operating Partnership, and will be valid and enforceable whether or not the Warrant which was believed to have been lost, stolen or destroyed is subsequently presented for exercise.

                                   ARTICLE VI

                      Registration Under the Securities Act

      Section 6.01. Upon conversion of Warrant Units to Common Stock (pursuant to the Partnership Agreement), the Warrant Holder will have registration rights with respect to such Common Stock pursuant to the Partnership Agreement.

                                   ARTICLE VII

                                  Other Matters

      Section 7.01. The provisions of this Warrant will bind, and inure to the benefit of, the Operating Partnership and its successors and assigns.

      Section 7.02. (a) Any notice or other communication to the Operating Partnership relating to this Warrant will be deemed given on the day when it is delivered or sent by facsimile transmission (with a confirmation copy sent by mail), or on the third Business Day after the day on which it is sent by first-class mail, to the Operating Partnership at the following address (or such other address as may be specified by the Operating Partnership after the date of this Warrant):

                  American Real Estate Investment, L.P.
                  Plymouth Meeting Executive Campus
                  620 W. Germantown Pike, Suite 200
                  Plymouth Meeting, PA  19462
                  Telephone:  (601) 834-7950
                  Facsimile:        (610) 834-9560


            (b) Any notice or other communication to the Warrant Holder will be deemed given when and as provided in Section 4.05.

      Section 7.03. This Warrant will be governed by, and construed under, the laws of the State of New York relating to contracts made and to be performed in that state.

      Section 7.04. The Article headings in this Warrant are for convenience only, are not part of this Warrant and are not intended to affect the meaning or interpretation of any of the terms of this Warrant.

      IN WITNESS WHEREOF, this Warrant has been executed by the Operating Partnership on the 12th day of December, 1997.


                              AMERICAN REAL ESTATE INVESTMENT, L.P.

                              By:   American Real Estate Investment Corporation,
                                      its General Partner


                              By:_____________________________________
                                     Name:
                                     Title:

                               FORM OF ASSIGNMENT

                       (To Be Signed Only Upon Assignment)

      FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the attached Warrant to __________________________________ to the extent of the right to purchase _________________ Warrant Units, and the undersigned appoints ___________________________, with full power of substitution, to transfer that Warrant, with respect to the right to purchase that number of Warrant Units, on the books of American Real Estate Investment, L.P.


Dated:  ___________, ____


                        _________________________________________________
                        (Signature must conform to the name of the Warrant Holder specified on the face of the Warrant)

                                SUBSCRIPTION FORM

To:  American Real Estate Investment, L.P.

      The undersigned irrevocably elects to purchase _______________ Warrant Units by exercising the Warrant to which this form is attached and tenders payment of the full Exercise Price with respect to those Warrant Units. The undersigned requests that the certificates representing the Warrant Units as to which the Warrant is being exercised be registered as follows:

Name:
Social Security or Employer Identification Number:
Address:
Deliver to:
Address:


            |_| (Check if applicable) The undersigned will be acquiring the Warrant Units as to which this Warrant is being exercised for investment and not with a view to their resale or distribution.

            If the Warrant Units as to which the Warrant is being exercised are fewer than all the Warrant Units to which the Warrant relates, please issue a new Warrant for the balance of the Warrant Units registered in the name of the undersigned and deliver it to the undersigned at the following address:



Address:




Date: __________________        Signature _____________________________________
                                          (Signature  must conform to the name
                                          of the Warrant  Holder  specified on
                                          the face of the Warrant)


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